Exhibit 99.1

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

September 30, 2012

OneBeacon Insurance Group, Ltd.

Address:

601 Carlson Parkway, Minnetonka, MN 55305 (U.S. Corporate Headquarters)

Internet address:

www.onebeacon.com

Common Stock

Common Stock of OneBeacon Insurance Group, Ltd. is traded on the New York Stock Exchange under the symbol “OB”.

Insurance Financial Strength Ratings

	A.M. Best	S&P	Fitch	Moody’s
Rating	A	A-	A	A2
Outlook	Stable	Stable	Stable	Stable

Transfer Agent	Company Contact
Wells Fargo Bank N.A.	Todd Mills
Shareowner Services	Treasurer
161 North Concord Exchange	781-332-7442
South St. Paul, MN 55075-1139
1-800-767-3330

This report is for informational purposes only and should be read in conjunction with documents filed by OneBeacon Insurance Group, Ltd. (the Company) with the U.S. Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

Table of Contents

Basis of Presentation	i - iii
Safe Harbor Statement	iv

Consolidated Results
Consolidated Financial Results	1
Consolidated Statements of Operations and Comprehensive (Loss) Income	2
Comprehensive (Loss) Income, Net (Loss) Income and Operating (Loss) Income	3
Computation of Return on Equity Measures	4
Consolidated Balance Sheets	5
Book Value Per Share	6
Consolidated Pre-Tax Results from Operations	7
Consolidating Pre-Tax Results from Operations
For the Nine Months Ended September 30, 2011 and 2012	8
For the Three Months Ended September 30, 2011 and 2012	9
Consolidating Loss and LAE Reserve Summaries
For the Nine Months Ended September 30, 2011 and 2012	10
For the Three Months Ended September 30, 2011 and 2012	11

Specialty Insurance Operations
Pre-Tax Results from Operations	12
Consolidating Pre-Tax Results from Operations by Major Underwriting Unit
For the Nine Months Ended September 30, 2012	13
For the Three Months Ended September 30, 2012	14

Investing, Financing and Corporate Operations
Pre-Tax Results from Operations	15
Investment Results Pre-Tax	16
Investment Returns	17
Composition of Invested Assets	18
Capital Structure	19
Interest Coverage	20

OneBeacon Insurance Group, Ltd.

Basis of Presentation

Presentation

•                 OneBeacon’s reportable segments are Specialty Insurance Operations, Other Insurance Operations and Investing, Financing and Corporate Operations.

•                 Specialty Insurance Operations is a collection of niche businesses that are aggregated into three major underwriting units for financial reporting: MGA Business, Specialty Industries and Specialty Products.  MGA Business includes Collector Cars and Boats, A.W.G. Dewar, OneBeacon Entertainment and OneBeacon Program Group.  Specialty Industries includes International Marine Underwriters, OneBeacon Technology Insurance, OneBeacon Accident Group, OneBeacon Government Risks and OneBeacon Energy Group.  Specialty Products includes OneBeacon Professional Insurance, OneBeacon Property and Inland Marine, OneBeacon Specialty Property and OneBeacon Excess and Surplus.  Also included in specialty products is OneBeacon’s newest specialty business, OneBeacon Surety Group.

•                 Investing, Financing and Corporate Operations includes the investing and financing activities for OneBeacon on a consolidated basis, and certain other activities conducted through the top holding company, OneBeacon Insurance Group, Ltd., and its intermediate subsidiaries.

•                 On February 22, 2012, OneBeacon completed the sale of its AutoOne Insurance (“AutoOne”) business to Interboro Holdings, Inc. (“Interboro”).  Formed in 2001, the AutoOne division has offered products and services to assigned risk markets primarily in New York and New Jersey. AutoOne had been included within the Other Insurance Operations segment, however, as a result of entering into the AutoOne Purchase Agreement, AutoOne has been presented as discontinued operations in the statements of operations with the prior periods reclassified to conform to the current presentation. Assets and liabilities reflective of the sale have been presented as held for sale in the December 31, 2011 consolidated balance sheet.

•                 On October 17, 2012, one of the Company’s indirect wholly-owned subsidiaries, OneBeacon Insurance Group LLC, entered into a definitive agreement with Trebuchet US Holdings, Inc., a wholly-owned subsidiary of Armour Group Holdings Limited, to sell its runoff business.  OneBeacon’s runoff business includes the results of OneBeacon’s remaining non-specialty commercial lines business and certain other run-off business, including asbestos and environmental reserves, as well as certain purchase accounting adjustments related to the OneBeacon Acquisition (the “Runoff Business”, the sale of which is referred to as the “Runoff Transaction”).  The Runoff Business had been included within the Other Insurance Operations segment; however, based on management’s intent as of September 30, 2012 to execute the Stock Purchase Agreement, the Runoff Business has been presented as discontinued operations in the statements of operations with the prior periods reclassified to conform to the current presentation.

•                 The key measure of relative underwriting performance for an insurance company is the combined ratio. An insurance company’s combined ratio under accounting principles generally accepted in the United States of America (“GAAP”) is calculated by adding the ratio of incurred loss and loss adjustment expenses (“LAE”) to earned premiums (the “loss and LAE ratio”) and the ratio of policy acquisition and other underwriting expenses to earned premiums (the “expense ratio”). A combined ratio under 100% indicates that an insurance company is generating an underwriting profit. However, when considering investment income and investment gains or losses, insurance companies operating at a combined ratio of greater than 100% can be profitable.

•                  NM - Not meaningful

i

OneBeacon Insurance Group, Ltd.

Basis of Presentation (Continued)

Non-GAAP Financial Measures

•                 This financial supplement includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures.  Management believes these measures to be useful supplements to the comparable GAAP measures in evaluating the Company’s financial performance.

•                  Operating income (loss) is a non-GAAP financial measure that excludes net realized and unrealized investment gains (losses) and the related tax effects from net income (loss) attributable to OneBeacon’s common shareholders.  Management believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of net income (loss) attributable to OneBeacon’s common shareholders, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Although key to the Company’s overall financial performance, management believes that realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process. The reconciliation of net income (loss) attributable to OneBeacon’s common shareholders to operating income (loss) is included on page 3.

•                  Operating income (loss) per share is calculated by dividing operating income (loss) (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding.  Management believes that operating income (loss) per share is a useful alternative picture of the underlying operating activities of the Company as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Net income (loss) attributable to OneBeacon’s common shareholders per share is the most directly comparable GAAP measure.  As described above, the reconciliation of net income (loss) attributable to OneBeacon’s common shareholders to operating income (loss) is included on page 3. The calculation of operating income (loss) per share is also included on page 3.

•                 Adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses, after tax, and accumulated other comprehensive income (loss) (AOCI/L), the average of which is used in calculating operating returns, is derived by excluding cumulative net unrealized investment gains and losses and net foreign currency gains and losses on investments, after tax, and AOCI/L from OneBeacon’s common shareholders’ equity.  For the reasons described above, management believes that it is appropriate to remove the variability in the timing of unrealized investment gains and losses and net foreign currency gains and losses on investments, after tax, and other comprehensive income and loss items when analyzing certain performance measures.  The reconciliation of OneBeacon’s common shareholders’ equity, the most closely comparable GAAP measure, to adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses, after tax, and AOCI/L, is included on page 4.

•                 Combined ratio before catastrophes; combined ratio before catastrophes and prior accident year development; and combined ratio before catastrophes, prior accident year development and long-term incentive compensation (LTIP) expense are non-GAAP financial measures which are derived by excluding catastrophes, prior accident year development and LTIP expense, individually and cumulatively from the GAAP combined ratio.  A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance. Development on prior accident year losses generally results from changes in facts or events about the underlying loss or related loss adjustment expenses from that known and judgments made at the time the loss was incurred. Similar to catastrophe losses, development on prior accident year losses is not predictable.  OneBeacon expenses the full cost of all of its long-term incentive compensation.  OneBeacon believes that a discussion of the effect of catastrophes, prior accident year development and LTIP expense on the GAAP combined ratio is meaningful for investors to understand the variability of periodic earnings. The reconciliation of these non-GAAP financial measures to the GAAP combined ratio, the most closely comparable GAAP measure, is found on pages 7, 12, 13 and 14.

OneBeacon Insurance Group, Ltd.

Basis of Presentation (Continued)

Non-GAAP Financial Measures (continued)

•                 Pre-tax operating income before interest expense on debt is a non-GAAP financial measure that excludes net realized and unrealized investment gains and losses as well as interest expense on debt from pre-tax income.  Management believes that pre-tax operating income before interest expense on debt provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of pre-tax income, as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions.  Although key to the Company’s overall financial performance, management believes that realized and unrealized investment gains or losses are largely independent of the underwriting decision-making process. The reconciliation of pre-tax income to pre-tax operating income before interest expense on debt is included on page 20.

•                 Interest coverage is calculated by dividing adjusted pre-tax operating income before interest expense on debt (a non-GAAP financial measure described above) by interest expense on debt.  Management believes that interest coverage is a useful supplement to understanding the Company’s capital position.  The reconciliation of the numerator to the most closely comparable GAAP measure is described above.  The calculation of interest coverage is included on page 20.

OneBeacon Insurance Group, Ltd.

Safe Harbor Statement

Forward-looking statements contained in this presentation are based on the Company’s assumptions and expectations concerning future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. OneBeacon’s forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as exposure to catastrophe, or other large property and casualty losses, adequacy of reserves, risks associated with implementing business strategies, levels and pricing of new and renewal business achieved, credit, interest, currency and other risks associated with the Company’s investment portfolio, changes in accounting policies, and other factors identified in the Company’s Forms 10-Q and 10-K filed with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information contained herein, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company disclaims any obligation to publicly update or revise any forward-looking information or statements.

OneBeacon Insurance Group, Ltd.

Consolidated Financial Results

(in millions, except per share amounts)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2011	2011	2012	2012	2012	% Change	2011	2012	% Change

Highlights
Comprehensive (loss) income (see p.2 and 3)	$(32.7)	$19.1	$44.2	$12.4	$(64.2)	-96.3%	$24.8	$(7.6)	NM
Net (loss) income (see p.2 and 3)	(32.9)	30.6	44.0	12.3	(62.2)	-89.1%	24.5	(5.9)	NM
Operating (loss) income (see p.3)	(2.1)	15.1	24.6	20.1	(88.2)	NM	33.1	(43.5)	NM

										As of	As of
										Dec 31, 2011	Sep 30, 2012	% Change
Per Share Amounts
Book value per share (see p.6)										$11.56	$10.99	-4.9%
Growth in book value per share, including dividends, in the quarter [1]												-5.6%
Growth in book value per share, including dividends, in the nine month period on an IRR basis [2]												0.5%
Growth in book value per share, including dividends, in the last twelve months on an IRR basis [3]												2.3%
Common shares outstanding [4]										95.1	95.4	0.3%
Operating (loss) income per share (basic & diluted) (see p.3)	$(0.02)	$0.16	$0.26	$0.21	$(0.92)	NM	$0.35	$(0.46)	NM
Weighted average common shares outstanding (basic & diluted) [4]	95.1	95.1	95.2	95.4	95.4	0.3%	94.7	95.3	0.6%

Financial Ratios						Point Change			Point Change
GAAP ratios:
Specialty Insurance Operations (see p.12)
Loss and LAE ratio	57.8%	48.1%	50.2%	54.0%	56.0%	1.8	56.3%	53.5%	2.8
Expense ratio	36.5%	36.9%	38.9%	40.0%	38.8%	(2.3)	38.2%	39.2%	(1.0)
Combined ratio	94.3%	85.0%	89.1%	94.0%	94.8%	(0.5)	94.5%	92.7%	1.8

Consolidated (see p.7)
Loss and LAE ratio	57.8%	48.1%	50.2%	54.0%	56.0%	1.8	56.3%	53.5%	2.8
Expense ratio	36.5%	36.9%	38.9%	40.0%	38.8%	(2.3)	38.2%	39.2%	(1.0)
Combined ratio	94.3%	85.0%	89.1%	94.0%	94.8%	(0.5)	94.5%	92.7%	1.8

	As of	As of
	Dec 31, 2011	Sep 30, 2012	Change
Balance Sheet
Total investments (see p.5)	$2,707.6	$2,273.0	-16.1%
Total OneBeacon’s common shareholders’ equity (see p.5)	$1,099.8	$1,048.4	-4.7%

Ratio of debt to total capital (see p.19)	19.7%	20.5%	(0.8	)pts

[1] Includes a quarterly dividend paid of $0.21 per share paid in September 2012.

[2] IRR calculated based on beginning book value per share, dividends paid and ending book value per share.  Includes dividends of $0.63 per share (a quarterly dividend of $0.21 per share).

[3] Internal rate of return (IRR) calculated based on beginning book value per share, dividends paid and ending book value per share.  Includes dividends of $0.84 per share (a quarterly dividend of $0.21 per share).

[4] Common shares outstanding and weighted average common shares outstanding include the impact of unvested restricted shares and also the impact of repurchases of Class A common shares made through the company’s share repurchase program.

OneBeacon Insurance Group, Ltd.

Consolidated Statements of Operations and Comprehensive (Loss) Income

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2011	2011	2012	2012	2012	% Change	2011	2012	% Change

Earned premiums	$259.1	$264.2	$271.8	$280.3	$293.9	13%	$748.0	$846.0	13%
Net investment income	16.1	15.6	14.7	14.0	12.8	-20%	55.8	41.5	-26%
Net realized and unrealized investment gains (losses)	(47.4)	23.9	29.8	(11.9)	40.0	NM	(13.3)	57.9	NM
Net other revenues (expenses)	—	(0.1)	0.1	0.2	(0.4)	NM	(12.2)	(0.1)	-99%
Total revenues	227.8	303.6	316.4	282.6	346.3	52%	778.3	945.3	21%

Loss and LAE	149.7	127.0	136.4	151.4	164.7	10%	421.3	452.5	7%
Policy acquisition expenses	58.6	59.7	58.1	60.9	66.6	14%	161.5	185.6	15%
Other underwriting expenses	36.0	37.8	47.5	51.3	47.4	32%	124.5	146.2	17%
General and administrative expenses	2.5	2.4	2.7	2.6	4.4	76%	7.4	9.7	31%
Interest expense on debt	4.1	4.1	4.1	4.0	4.0	-2%	16.4	12.1	-26%
Total expenses	250.9	231.0	248.8	270.2	287.1	14%	731.1	806.1	10%

Pre-tax (loss) income	(23.1)	72.6	67.6	12.4	59.2	NM	47.2	139.2	NM
Income tax benefit (expense)	11.1	(13.0)	(13.5)	(0.4)	(14.2)	NM	(1.9)	(28.1)	NM

Net (loss) income including noncontrolling interests	(12.0)	59.6	54.1	12.0	45.0	NM	45.3	111.1	NM
Loss from discontinued operations, net of tax	(2.5)	(28.1)	(9.5)	0.5	(15.8)	NM	(1.5)	(24.8)	NM
Loss from sale of discontinued operations, net of tax [1]	(18.2)	(1.0)	—	—	(91.0)	NM	(18.2)	(91.0)	NM

Net (loss) income including noncontrolling interests	(32.7)	30.5	44.6	12.5	(61.8)	89%	25.6	(4.7)	NM
Less: Net (loss) income attributable to noncontrolling interests	(0.2)	0.1	(0.6)	(0.2)	(0.4)	-100%	(1.1)	(1.2)	-9%

Net (loss) income attributable to OneBeacon’s common shareholders	(32.9)	30.6	44.0	12.3	(62.2)	89%	24.5	(5.9)	NM
Other comprehensive income (loss) items	0.2	(11.5)	0.2	0.1	(2.0)	NM	0.3	(1.7)	NM

Comprehensive (loss) income attributable to OneBeacon’s common shareholders	$(32.7)	$19.1	$44.2	$12.4	$(64.2)	96%	$24.8	$(7.6)	NM

[1] The three months ended September 30, 2011 include a $28.0 million pre-tax ($18.2 million after tax) estimated loss on the sale of AutoOne.  The three and nine months ended September 30, 2012 include a $140.7 million pre-tax ($91.5 million after tax) estimated loss on the sale of Runoff.  The three and nine months ended September 30, 2012 also include a ($0.5) million after tax true up to the loss on the sale of AutoOne.

OneBeacon Insurance Group, Ltd.

Comprehensive (Loss) Income, Net (Loss) Income and Operating (Loss) Income

(in millions, except per share amounts)

								Twelve
	Three Months Ended					Nine Months Ended		Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,		Sep 30,
	2011	2011	2012	2012	2012	2011	2012	2012

Comprehensive (loss) income attributable to OneBeacon’s common shareholders	$(32.7)	$19.1	$44.2	$12.4	$(64.2)	$24.8	$(7.6)	$11.5

Net (loss) income attributable to OneBeacon’s common shareholders	$(32.9)	$30.6	$44.0	$12.3	$(62.2)	$24.5	$(5.9)	$24.7

Weighted average common shares outstanding [1]	95.1	95.1	95.2	95.4	95.4	94.7	95.3	95.2

Net (loss) income attributable to OneBeacon’s common shareholders per share	$(0.35)	$0.32	$0.46	$0.13	$(0.65)	$0.26	$(0.06)	$0.26

Net (loss) income attributable to OneBeacon’s common shareholders	$(32.9)	$30.6	$44.0	$12.3	$(62.2)	$24.5	$(5.9)	$24.7
Less:
Net realized and unrealized investment gains and losses	47.4	(23.9)	(29.8)	11.9	(40.0)	13.3	(57.9)	(81.8)
Tax effect on net realized and unrealized investment gains and losses	(16.6)	8.4	10.4	(4.1)	14.0	(4.7)	20.3	28.6
Operating (loss) income	$(2.1)	$15.1	$24.6	$20.1	$(88.2)	$33.1	$(43.5)	$(28.5)

Weighted average common shares outstanding [1]	95.1	95.1	95.2	95.4	95.4	94.7	95.3	95.2

Operating (loss) income per share	$(0.02)	$0.16	$0.26	$0.21	$(0.92)	$0.35	$(0.46)	$(0.30)

[1] Weighted average common shares outstanding includes the impact of unvested restricted shares and also the impact of repurchases of Class A common shares made through the company’s share repurchase program.

OneBeacon Insurance Group, Ltd.

Computation of Return on Equity Measures

($ in millions)

			Twelve Months
			Ended
			Sep 30, 2012
Numerator:
[A] Comprehensive income attributable to OneBeacon’s common shareholders (see p. 3)			$11.5

[B] Operating loss (see p. 3)			$(28.5)

	As of	As of
	Sep 30, 2011	Sep 30, 2012	Average
Denominator:
[C] OneBeacon’s common shareholders’ equity	$1,100.2	$1,048.4	$1,074.3

Less:
Cumulative net unrealized gains and losses and net foreign currency gains and losses on investments [1]	(78.7)	(130.7)
Tax effect on cumulative net unrealized gains and losses and net foreign currency gains and losses on investments	27.5	45.7
AOCI/L, after-tax	(0.6)	12.6

[D] Adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses, after tax, and AOCI/L	$1,048.4	$976.0	$1,012.2

Returns:
Comprehensive return on average OneBeacon’s common shareholders’ equity [ A / C ]			1.1%

Operating return on average adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized investment gains and losses, after tax, and AOCI/L [ B / D ]			-2.8%

[1]          Cumulative net unrealized gains and losses and net foreign currency gains and losses on investments as of September 30, 2011 and 2012 includes unrealized gains and losses on investments held as well as deferred gains and losses relating to sales of investments to entities under common control.

OneBeacon Insurance Group, Ltd.

Consolidated Balance Sheets

As of December 31, 2011 and September 30, 2012

($ in millions)

	As of
	Dec 31, 2011	Sep 30, 2012	% Change

Assets
Investment securities
Fixed maturity investments	$1,886.2	$1,474.1	-22%
Short-term investments	320.0	274.1	-14%
Common equity securities	266.5	295.3	11%
Convertible fixed maturity investments	79.8	72.6	-9%
Other investments	155.1	156.9	1%
Total investments	2,707.6	2,273.0	-16%

Cash	54.9	32.0	-42%
Reinsurance recoverable on unpaid losses [1]	2,167.5	41.3	-98%
Reinsurance recoverable on paid losses	16.5	2.0	-88%
Premiums receivable	230.9	256.6	11%
Deferred acquisition costs	123.5	132.5	7%
Ceded unearned premiums	10.7	11.3	6%
Net deferred tax asset	93.6	129.7	39%
Investment income accrued	14.1	10.3	-27%
Accounts receivable on unsettled investment sales	0.5	61.9	NM
Other assets	269.2	255.7	-5%
Assets held for sale [2] [3]	132.6	2,388.2	NM
Total assets	$5,821.6	$5,594.5	-4%

Liabilities
Loss and LAE reserves [1]	$3,358.6	$911.6	-73%
Unearned premiums	528.0	610.7	16%
Debt	269.7	269.8	0%
Ceded reinsurance payable	23.4	2.9	-88%
Accounts payable on unsettled investment purchases	22.7	15.1	-33%
Other liabilities	397.7	332.7	-16%
Liabilities held for sale [2] [3]	107.6	2,388.2	NM
Total liabilities	4,707.7	4,531.0	-4%

OneBeacon’s common shareholders’ equity and noncontrolling interests
OneBeacon’s common shareholders’ equity:
Common shares and paid-in surplus	1,002.2	1,018.4	2%
Retained earnings	108.5	42.6	-61%
Accumulated other comprehensive loss, after tax:
Other comprehensive income and loss items	(10.9)	(12.6)	16%
Total OneBeacon’s common shareholders’ equity	1,099.8	1,048.4	-5%
Total noncontrolling interests	14.1	15.1	7%
Total OneBeacon’s common shareholders’ equity and noncontrolling interests	1,113.9	1,063.5	-5%

Total liabilities, OneBeacon’s common shareholders’ equity and noncontrolling interests	$5,821.6	$5,594.5	-4%

[1]          In connection with purchase accounting for the OneBeacon Acquisition, OneBeacon was required to adjust to fair value its loss and LAE reserves and the related reinsurance recoverables on the acquired balance sheet.  This adjustment is being accreted ratably with and over the period the claims are settled.  As of December 31, 2011, the balance of these purchase accounting adjustments were $163.3.

[2]          Represents assets and liabilities being sold as part of the AutoOne transaction required to be presented separately in the December 31, 2011 consolidated balance sheets.  The AutoOne transaction closed in February 2012.

[3]          Represents assets and liabilities being sold as part of the Runoff Transaction required to be presented separately in the September 30, 2012 consolidated balance sheet.

OneBeacon Insurance Group, Ltd.

Book Value Per Share

(in millions, except per share amounts)

	As of	As of
	Dec 31, 2011	Sep 30, 2012
Numerator:
OneBeacon’s common shareholders’ equity	$1,099.8	$1,048.4

Denominator:
Common shares outstanding [1]	95.1	95.4

Book value per share	$11.56	$10.99

[1] Common shares outstanding includes the impact of unvested restricted shares and also the impact of repurchases of Class A common shares made through the company’s share repurchase program.

OneBeacon Insurance Group, Ltd.

Consolidated Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2011	2011	2012	2012	2012	% Change	2011	2012	% Change

Net written premiums	$297.2	$240.0	$303.0	$292.1	$335.2	13%	$821.4	$930.4	13%
Earned premiums	259.1	264.4	271.8	280.3	293.9	13%	748.0	846.0	13%

Loss and LAE
Current year	(155.7)	(142.4)	(138.4)	(154.8)	(167.0)	7%	(435.7)	(460.2)	6%
Prior year fav (unfav)	6.0	15.4	2.0	3.4	2.3	-62%	14.4	7.7	-47%
Total loss and LAE	(149.7)	(127.0)	(136.4)	(151.4)	(164.7)	10%	(421.3)	(452.5)	7%

Policy acquisition expenses	(58.6)	(59.7)	(58.1)	(60.9)	(66.6)	14%	(161.5)	(185.6)	15%
Other underwriting expenses	(36.0)	(37.8)	(47.5)	(51.3)	(47.4)	32%	(124.5)	(146.2)	17%
Underwriting income (loss)	14.8	39.9	29.8	16.7	15.2	3%	40.7	61.7	52%

Net investment income	16.1	15.6	14.7	14.0	12.8	-20%	55.8	41.5	-26%
Net realized and unrealized investment (losses) gains	(47.4)	23.9	29.8	(11.9)	40.0	NM	(13.3)	57.9	NM
Net other (expenses) revenues	—	(0.1)	0.1	0.2	(0.4)	NM	(12.2)	(0.1)	-99%
General and administrative expenses	(2.5)	(2.4)	(2.7)	(2.6)	(4.4)	76%	(7.4)	(9.7)	31%
Interest expense on debt	(4.1)	(4.1)	(4.1)	(4.0)	(4.0)	-2%	(16.4)	(12.1)	-26%
Pre-tax (loss) income	$(23.1)	$72.8	$67.6	$12.4	$59.2	NM	$47.2	$139.2	NM

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	55.1%	52.9%	50.0%	53.2%	55.2%	(0.1)	53.7%	52.9%	0.8
Cat loss and LAE incurred CAY	5.0%	1.1%	0.9%	2.0%	1.6%	3.4	4.5%	1.5%	3.0
Total loss and LAE CAY	60.1%	54.0%	50.9%	55.2%	56.8%	3.3	58.2%	54.4%	3.8
Prior year: (fav) unfav
Non-cat loss and LAE incurred PAY	-2.1%	-6.2%	-1.1%	-1.0%	-1.0%	(1.1)	-2.1%	-1.0%	(1.1)
Cat loss and LAE incurred PAY	-0.2%	0.3%	0.4%	-0.2%	0.2%	(0.4)	0.2%	0.1%	0.1
Total loss and LAE PAY	-2.3%	-5.9%	-0.7%	-1.2%	-0.8%	(1.5)	-1.9%	-0.9%	(1.0)
Total loss and LAE	57.8%	48.1%	50.2%	54.0%	56.0%	1.8	56.3%	53.5%	2.8

Policy acquisition expenses	22.6%	22.6%	21.4%	21.7%	22.7%	(0.1)	21.6%	21.9%	(0.3)
Other underwriting expenses	13.9%	14.3%	17.5%	18.3%	16.1%	(2.2)	16.6%	17.3%	(0.7)
Total expenses	36.5%	36.9%	38.9%	40.0%	38.8%	(2.3)	38.2%	39.2%	(1.0)
									—
GAAP combined ratio	94.3%	85.0%	89.1%	94.0%	94.8%	(0.5)	94.5%	92.7%	1.8

Combined ratio before catastrophes	89.5%	83.6%	87.8%	92.2%	93.0%	(3.5)	89.8%	91.1%	(1.3)

Combined ratio before catastrophes and prior year development	91.6%	89.8%	88.9%	93.2%	94.0%	(2.4)	91.9%	92.1%	(0.2)

Long-term incentive compensation (LTIP) expense	-1.2%	0.0%	1.9%	1.1%	-0.3%	(0.9)	0.8%	1.3%	(0.5)

Combined ratio before catastrophes, prior year development and LTIP expense	92.8%	89.8%	87.0%	92.1%	94.3%	(1.5)	91.1%	90.8%	0.3

OneBeacon Insurance Group, Ltd.

Consolidating Pre-Tax Results from Operations

For the Nine Months Ended September 30, 2011 and 2012

($ in millions)

	Specialty Insurance		Other Insurance		Investing, Financing and
	Operations		Operations [1]		Corporate Operations		Consolidated
	2011	2012	2011	2012	2011	2012	2011	2012
Earned premiums	$747.9	$846.0	$0.1	$—	$—	$—	$748.0	$846.0
Loss and LAE	(421.3)	(452.5)	—	—	—	—	(421.3)	(452.5)
Policy acquisition expenses	(161.3)	(185.6)	(0.2)	—	—	—	(161.5)	(185.6)
Other underwriting expenses	(124.4)	(146.2)	(0.1)	—	—	—	(124.5)	(146.2)
Underwriting income (loss)	40.9	61.7	(0.2)	—	—	—	40.7	61.7

Net investment income	—	—	—	—	55.8	41.5	55.8	41.5
Net realized and unrealized investment gains	—	—	—	—	(13.3)	57.9	(13.3)	57.9
Net other revenues (expenses)	0.5	(0.9)	—	0.3	(12.7)	0.5	(12.2)	(0.1)
General and administrative expenses	(1.3)	(1.4)	—	—	(6.1)	(8.3)	(7.4)	(9.7)
Interest expense on debt	—	—	—	—	(16.4)	(12.1)	(16.4)	(12.1)
Pre-tax income (loss)	$40.1	$59.4	$(0.2)	$0.3	$7.3	$79.5	$47.2	$139.2

Ratios:
Loss and LAE	56.3%	53.5%					56.3%	53.5%
Expense	38.2%	39.2%					38.2%	39.2%
Total GAAP combined	94.5%	92.7%					94.5%	92.7%

[1] The remaining business within Other Insurance Operations relates to a reciprocal insurance exchange that is not actively writing any business; as a result GAAP ratios are not meaningful.

OneBeacon Insurance Group, Ltd.

Consolidating Pre-Tax Results from Operations

For the Three Months Ended September 30, 2011 and 2012

($ in millions)

	Specialty Insurance		Other Insurance		Investing, Financing and
	Operations		Operations [1]		Corporate Operations		Consolidated
	2011	2012	2011	2012	2011	2012	2011	2012
Earned premiums	$259.1	$293.9	$—	$—	$—	$—	$259.1	$293.9
Loss and LAE	(149.7)	(164.7)	—	—	—	—	(149.7)	(164.7)
Policy acquisition expenses	(58.6)	(66.6)	—	—	—	—	(58.6)	(66.6)
Other underwriting expenses	(36.0)	(47.4)	—	—	—	—	(36.0)	(47.4)
Underwriting income	14.8	15.2	—	—	—	—	14.8	15.2

Net investment income	—	—	—	—	16.1	12.8	16.1	12.8
Net realized and unrealized investment gains	—	—	—	—	(47.4)	40.0	(47.4)	40.0
Net other revenues (expenses)	0.3	(1.1)	—	0.1	(0.3)	0.6	—	(0.4)
General and administrative expenses	(0.4)	(0.6)	—	—	(2.1)	(3.8)	(2.5)	(4.4)
Interest expense on debt	—	—	—	—	(4.1)	(4.0)	(4.1)	(4.0)
Pre-tax income (loss)	$14.7	$13.5	$—	$0.1	$(37.8)	$45.6	$(23.1)	$59.2

Ratios:
Loss and LAE	57.8%	56.0%					57.8%	56.0%
Expense	36.5%	38.8%					36.5%	38.8%
Total GAAP combined	94.3%	94.8%					94.3%	94.8%

[1] The remaining business within Other Insurance Operations relates to a reciprocal insurance exchange that is not actively writing any business; as a result GAAP ratios are not meaningful.

OneBeacon Insurance Group, Ltd.

Consolidating Loss and LAE Reserve Summaries

For the Nine Months Ended September 30, 2011 and 2012

($ in millions)

	Specialty Insurance Operations				Other Insurance Operations [4]		Consolidated
	2011		2012		2011	2012	2011		2012

Gross beginning loss and LAE reserves [1]	$841.5		$868.6		$2,454.0	$2,490.0	$3,295.5		$3,358.6
Less beginning reinsurance recoverable on unpaid losses [1]	(60.1)		(61.6)		(1,833.1)	(2,105.9)	(1,893.2)		(2,167.5)
Net loss and LAE reserves	781.4		807.0		620.9	384.1	1,402.3		1,191.1

Loss and LAE incurred:
Current accident year	435.6		460.2		0.1	—	435.7		460.2
Prior accident year	(14.3)		(7.7)		(0.1)	—	(14.4)		(7.7)
Total incurred loss and LAE from continuing operations	421.3		452.5		(0.0)	—	421.3		452.5

Loss and LAE paid:
Current accident year	(132.9)		(123.0)		—	—	(132.9)		(123.0)
Prior accident year	(244.4)		(266.2)		(0.3)	—	(244.7)		(266.2)
Total paid loss and LAE from continuing operations	(377.3)		(389.2)		(0.3)	—	(377.6)		(389.2)

Net loss and LAE reserves	825.4		870.3		620.6	384.1	1,446.0		1,254.4
Total incurred loss and LAE from discontinued operations	—		—		37.7	48.4	37.7		48.4
Total paid loss and LAE from discontinued operations	—		—		(205.9)	(177.1)	(205.9)		(177.1)
Net loss and LAE reserve	825.4		870.3		452.4	255.4	1,277.8		1,125.7
Net loss and LAE reclassified to held for sale related to Runoff [2]					—	(256.3)	—		(256.3)
Net loss and LAE reclassified (to) from held for sale related to AutoOne [3]	—		—		(58.0)	64.7	(58.0)		64.7
Net loss and LAE reserves sold as part of the AutoOne transaction [3]	—		—		—	(63.8)	—		(63.8)
Net ending loss and LAE reserve	825.4		870.3		394.4	(0.0)	1,219.8		870.3
Plus ending reinsurance recoverable on unpaid losses [1]	59.2		41.1		2,179.9	0.2	2,239.1		41.3
Gross ending loss and LAE reserves [1]	$884.6		$911.4		$2,574.3	$0.2	$3,458.9		$911.6

Earned premiums	$747.9		$846.0		$0.1	$—	$748.0		$846.0
Calendar year loss and LAE paid ratio	50.4%		46.0%		NM	NM	50.5%		46.0%
Calendar year loss and LAE incurred ratio	56.3%		53.5%		NM	NM	56.3%		53.5%
Prior accident year development	(1.9	)pts	(0.9	)pts	NM	NM	(1.9	)pts	(0.9	)pts
Current accident year loss and LAE paid to incurred ratio	30.5%		26.7%		NM	NM	30.5%		26.7%

[1] Gross beginning and ending loss and LAE reserves and reinsurance recoverables on unpaid losses for Other Insurance Operations and Consolidated include purchase accounting adjustments relating to the OneBeacon Acquisition.  (See p.5.)  As further described below, the remaining fair value reductions to both loss and LAE reserves and reinsurance recoverables on unpaid losses were reclassified to held for sale.

[2] In accordance with generally accepted accounting principles, assets and liabilities being sold as part of the Runoff transaction were required to be presented separately in the September 30, 2012 consolidated balance sheet.

[3] In accordance with generally accepted accounting principles, assets and liabilities being sold as part of the AutoOne transaction were required to be presented separately in the September 30, 2011 and December 31, 2011 consolidated balance sheets.  The AutoOne transaction closed in February 2012.

[4] The remaining business within Other Insurance Operations relates to a reciprocal insurance exchange that is not actively writing any business; as a result GAAP ratios are not meaningful.

OneBeacon Insurance Group, Ltd.

Consolidating Loss and LAE Reserve Summaries

For the Three Months Ended September 30, 2011 and 2012

($ in millions)

	Specialty Insurance Operations				Other Insurance Operations [4]		Consolidated
	2011		2012		2011	2012	2011		2012

Gross beginning loss and LAE reserves [1]	$861.3		$881.6		$2,270.2	$2,293.7	$3,131.5		$3,175.3
Less beginning reinsurance recoverable on unpaid losses [1]	(59.1)		(43.0)		(1,766.8)	(1,997.7)	(1,825.9)		(2,040.7)
Net loss and LAE reserves	802.2		838.6		503.4	296.0	1,305.6		1,134.6

Loss and LAE incurred:
Current accident year	155.7		167.0		(0.0)	—	155.7		167.0
Prior accident year	(6.0)		(2.3)		0.0	—	(6.0)		(2.3)
Total incurred loss and LAE from continuing operations	149.7		164.7		(0.0)	—	149.7		164.7

Loss and LAE paid:
Current accident year	(62.2)		(59.6)		—	—	(62.2)		(59.6)
Prior accident year	(64.3)		(73.4)		(0.2)	—	(64.5)		(73.4)
Total paid loss and LAE from continuing operations	(126.5)		(133.0)		(0.2)	—	(126.7)		(133.0)

Net loss and LAE reserves	825.4		870.3		503.2	296.0	1,328.6		1,166.3
Total incurred loss and LAE from discontinued operations	—		—		12.9	27.8	12.9		27.8
Total paid loss and LAE from discontinued operations	—		—		(63.7)	(67.5)	(63.7)		(67.5)
Net loss and LAE reserve	825.4		870.3		452.4	256.3	1,277.8		1,126.6
Net loss and LAE reclassified to held for sale related to Runoff [2]	—		—		—	(256.3)	—		(256.3)
Net loss and LAE reclassified to held for sale related to AutoOne [3]	—		—		(58.0)	—	(58.0)		—
Net loss and LAE reserves sold as part of the AutoOne Transaction [3]	—		—		—	—	—		—
Net ending loss and LAE reserve	825.4		870.3		394.4	(0.0)	1,219.8		870.3
Plus ending reinsurance recoverable on unpaid losses [1]	59.2		41.1		2,179.9	0.2	2,239.1		41.3
Gross ending loss and LAE reserves [1]	$884.6		$911.4		$2,574.3	$0.2	$3,458.9		$911.6

Earned premiums	$259.1		$293.9		$—	$—	$259.1		$293.9
Calendar year loss and LAE paid ratio	48.8%		45.3%		NM	NM	48.8%		45.3%
Calendar year loss and LAE incurred ratio	57.8%		56.1%		NM	NM	57.8%		56.1%
Prior accident year development	(2.3	)pts	(0.8	)pts	NM	NM	(2.3	)pts	(0.8	)pts
Current accident year loss and LAE paid to incurred ratio	39.9%		35.7%		NM	NM	40.0%		35.7%

[1] Gross beginning and ending loss and LAE reserves and reinsurance recoverables on unpaid losses for Other Insurance Operations and Consolidated include purchase accounting adjustments relating to the OneBeacon Acquisition.  (See p.5.)  As further described below, the remaining fair value reductions to both loss and LAE reserves and reinsurance recoverables on unpaid losses were reclassified to held for sale.

[2] In accordance with generally accepted accounting principles, assets and liabilities being sold as part of the Runoff transaction were required to be presented separately in the September 30, 2012 consolidated balance sheet.

[3] In accordance with generally accepted accounting principles, assets and liabilities being sold as part of the AutoOne transaction were required to be presented separately in the September 30, 2011 and December 31, 2011 consolidated balance sheets.  The AutoOne transaction closed in February 2012.

[4] The remaining business within Other Insurance Operations relates to a reciprocal insurance exchange that is not actively writing any business; as a result GAAP ratios are not meaningful.

OneBeacon Insurance Group, Ltd.

Specialty Insurance Operations - Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2011	2011	2012	2012	2012	% Change	2011	2012	% Change

Net written premiums	$297.2	$241.2	$303.1	$292.1	$335.2	13%	$821.5	$930.4	13%
Earned premiums	259.1	264.2	271.8	280.3	293.9	13%	747.9	846.0	13%

Loss and LAE
Current year	(155.7)	(142.4)	(138.4)	(154.8)	(167.0)	7%	(435.6)	(460.2)	6%
Prior year fav	6.0	15.3	1.9	3.4	2.3	-63%	14.3	7.7	-46%
Total loss and LAE	(149.7)	(127.1)	(136.5)	(151.4)	(164.7)	10%	(421.3)	(452.5)	7%

Policy acquisition expenses	(58.6)	(59.7)	(58.2)	(60.8)	(66.6)	14%	(161.3)	(185.6)	15%
Other underwriting expenses	(36.0)	(37.8)	(47.4)	(51.3)	(47.4)	32%	(124.4)	(146.2)	18%
Underwriting income	14.8	39.6	29.7	16.8	15.2	3%	40.9	61.7	51%

Net other revenues	0.3	0.1	0.1	0.1	(1.1)	NM	0.5	(0.9)	NM
General and administrative expenses	(0.4)	(0.4)	(0.3)	(0.5)	(0.6)	50%	(1.3)	(1.4)	8%
Pre-tax income	$14.7	$39.3	$29.5	$16.4	$13.5	-8%	$40.1	$59.4	48%

GAAP ratios						Point Change			Point Change
Loss and LAE
Current year:
Non-cat loss and LAE incurred CAY	55.1%	52.9%	50.0%	53.2%	55.2%	(0.1)	53.7%	52.9%	0.8
Cat loss and LAE incurred CAY	5.0%	1.1%	0.9%	2.0%	1.6%	3.4	4.5%	1.5%	3.0
Total loss and LAE CAY	60.1%	54.0%	50.9%	55.2%	56.8%	3.3	58.2%	54.4%	3.8
Prior year: (fav) unfav
Non-cat loss and LAE incurred PAY	-2.1%	-6.2%	-1.1%	-1.0%	-1.0%	(1.1)	-2.1%	-1.0%	(1.1)
Cat loss and LAE incurred PAY	-0.2%	0.3%	0.4%	-0.2%	0.2%	(0.4)	0.2%	0.1%	0.1
Total loss and LAE PAY	-2.3%	-5.9%	-0.7%	-1.2%	-0.8%	(1.5)	-1.9%	-0.9%	(1.0)
Total loss and LAE	57.8%	48.1%	50.2%	54.0%	56.0%	1.8	56.3%	53.5%	2.8

Policy acquisition expenses	22.6%	22.6%	21.4%	21.7%	22.7%	(0.1)	21.6%	21.9%	(0.3)
Other underwriting expenses	13.9%	14.3%	17.5%	18.3%	16.1%	(2.2)	16.6%	17.3%	(0.7)
Total expenses	36.5%	36.9%	38.9%	40.0%	38.8%	(2.3)	38.2%	39.2%	(1.0)
									—
GAAP combined ratio	94.3%	85.0%	89.1%	94.0%	94.8%	(0.5)	94.5%	92.7%	1.8

Combined ratio before catastrophes	89.5%	83.6%	87.8%	92.2%	93.0%	(3.5)	89.8%	91.1%	(1.3)

Combined ratio before catastrophes and prior year development	91.6%	89.8%	88.9%	93.2%	94.0%	(2.4)	91.9%	92.1%	(0.2)

Long-term incentive compensation (LTIP) expense	-1.2%	0.0%	1.9%	1.1%	-0.3%	(0.9)	0.8%	1.3%	(0.5)

Combined ratio before catastrophes, prior year development and LTIP expense	92.8%	89.8%	87.0%	92.1%	94.3%	(1.5)	91.1%	90.8%	0.3

OneBeacon Insurance Group, Ltd.

Specialty Insurance Operations

Consolidating Pre-Tax Results from Operations by Major Underwriting Unit

For the Nine Months Ended September 30, 2012

($ in millions)

	MGA	Specialty	Specialty	Specialty Insurance
	Business	Industries	Products	Operations

Net written premiums	$263.4	$337.8	$329.2	$930.4
Earned premiums	227.5	309.0	309.5	846.0

Loss and LAE
Current year	(110.8)	(166.4)	(183.0)	(460.2)
Prior year fav (unfav)	(1.8)	6.6	2.9	7.7
Total loss and LAE	(112.6)	(159.8)	(180.1)	(452.5)

Policy acquisition expenses	(78.0)	(56.7)	(50.9)	(185.6)
Other underwriting expenses	(24.4)	(59.8)	(62.0)	(146.2)
Underwriting income	12.5	32.7	16.5	61.7

Net other revenues	(0.9)	—	—	(0.9)
General and administrative expenses	(1.4)	—	—	(1.4)
Pre-tax income	$10.2	$32.7	$16.5	$59.4

GAAP ratios
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	47.8%	52.1%	57.5%	52.9%
Cat loss and LAE incurred CAY	1.0%	1.8%	1.6%	1.5%
Total loss and LAE CAY	48.8%	53.9%	59.1%	54.4%
Prior year (fav) unfav
Non-cat loss and LAE incurred PAY	0.7%	-1.3%	-2.1%	-1.0%
Cat loss and LAE incurred PAY	0.0%	-0.9%	1.2%	0.1%
Total loss and LAE PAY	0.7%	-2.2%	-0.9%	-0.9%
Total loss and LAE	49.5%	51.7%	58.2%	53.5%

Policy acquisition expenses	34.3%	18.3%	16.4%	21.9%
Other underwriting expenses	10.7%	19.4%	20.1%	17.3%
Total expenses	45.0%	37.7%	36.5%	39.2%

GAAP combined ratio	94.5%	89.4%	94.7%	92.7%

Combined ratio before catastrophes	93.5%	88.5%	91.9%	91.1%

Combined ratio before catastrophes and prior year development	92.8%	89.8%	94.0%	92.1%

Long-term incentive compensation (LTIP) expense	0.7%	1.6%	1.5%	1.3%

Combined ratio before catastrophes, prior year development and LTIP expense	92.1%	88.2%	92.5%	90.8%

OneBeacon Insurance Group, Ltd.

Specialty Insurance Operations

Consolidating Pre-Tax Results from Operations by Major Underwriting Unit

For the Three Months Ended September 30, 2012

($ in millions)

	MGA	Specialty	Specialty	Specialty Insurance
	Business	Industries	Products	Operations

Net written premiums	$128.7	$106.6	$99.9	$335.2
Earned premiums	78.4	106.7	108.8	293.9

Loss and LAE
Current year	(42.2)	(61.3)	(63.5)	(167.0)
Prior year fav (unfav)	(0.3)	2.2	0.4	2.3
Total loss and LAE	(42.5)	(59.1)	(63.1)	(164.7)

Policy acquisition expenses	(28.6)	(20.3)	(17.7)	(66.6)
Other underwriting expenses	(7.7)	(18.7)	(21.0)	(47.4)
Underwriting (loss) income	(0.4)	8.6	7.0	15.2

Net other revenues	(1.1)	—	—	(1.1)
General and administrative expenses	(0.6)	—	—	(0.6)
Pre-tax (loss) income	$(2.1)	$8.6	$7.0	$13.5

GAAP ratios
Loss and LAE
Current year
Non-cat loss and LAE incurred CAY	52.0%	55.4%	57.2%	55.2%
Cat loss and LAE incurred CAY	1.9%	2.1%	0.9%	1.6%
Total loss and LAE CAY	53.9%	57.5%	58.1%	56.8%
Prior year (fav) unfav
Non-cat loss and LAE incurred PAY	0.3%	0.2%	-3.0%	-1.0%
Cat loss and LAE incurred PAY	0.0%	-2.3%	2.8%	0.2%
Total loss and LAE PAY	0.3%	-2.1%	-0.2%	-0.8%
Total loss and LAE	54.2%	55.4%	57.9%	56.0%

Policy acquisition expenses	36.5%	19.0%	16.3%	22.7%
Other underwriting expenses	9.8%	17.6%	19.4%	16.1%
Total expenses	46.3%	36.6%	35.7%	38.8%

GAAP combined ratio	100.5%	92.0%	93.6%	94.8%

Combined ratio before catastrophes	98.6%	92.2%	89.9%	93.0%

Combined ratio before catastrophes and prior year development	98.3%	92.0%	92.9%	94.0%

Long-term incentive compensation (LTIP) expense	-0.5%	-0.2%	-0.2%	-0.3%

Combined ratio before catastrophes, prior year development and LTIP expense	98.8%	92.2%	93.1%	94.3%

OneBeacon Insurance Group, Ltd.

Investing, Financing and Corporate Operations - Pre-Tax Results from Operations

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Year 3 Mo	Sep 30,
	2011	2011	2012	2012	2012	% Change	2011	2012	% Change

Net investment income	$16.1	$15.6	$14.7	$14.0	$12.8	-20%	$55.8	$41.5	-26%
Net realized and unrealized investment (losses) gains	(47.4)	23.9	29.8	(11.9)	40.0	NM	(13.3)	57.9	NM
Net other (expenses) revenues	(0.3)	(0.2)	(0.2)	0.1	0.6	NM	(12.7)	0.5	NM
General and administrative expenses	(2.1)	(2.0)	(2.4)	(2.1)	(3.8)	81%	(6.1)	(8.3)	36%
Interest expense on debt	(4.1)	(4.1)	(4.1)	(4.0)	(4.0)	-2%	(16.4)	(12.1)	-26%
Pre-tax (loss) income	$(37.8)	$33.2	$37.8	$(3.9)	$45.6	NM	$7.3	$79.5	NM

OneBeacon Insurance Group, Ltd.

Investment Results Pre-Tax

($ in millions)

	Three Months Ended					Year Over	Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun,	Sep,	Year 3 Mo	Sep 30,
	2011	2011	2012	2012	2012	% Change	2011	2012	% Change
Net investment income
Fixed maturity investments	$15.4	$14.9	$13.7	$12.9	$12.0	-22%	$54.8	$38.6	-30%
Short-term investments	—	—	—	0.1	—	0%	0.1	0.1	0%
Common equity securities	1.5	1.4	1.7	1.6	1.5	0%	3.9	4.8	23%
Convertible fixed maturity investments	0.8	0.9	1.1	1.2	1.1	38%	2.6	3.4	31%
Other investments	0.1	—	(0.1)	(0.1)	(0.2)	NM	(0.3)	(0.4)	33%
Total investment income	17.8	17.2	16.4	15.7	14.4	-19%	61.1	46.5	-24%
Less investment expenses	1.7	1.6	1.7	1.7	1.6	-6%	5.3	5.0	-6%
Net investment income	$16.1	$15.6	$14.7	$14.0	$12.8	-20%	$55.8	$41.5	-26%

Net realized investment gains (losses)
Fixed maturity investments	$6.7	$6.8	$15.2	$0.9	$10.6	58%	$25.3	$26.7	6%
Short-term investments	—	—	—	—	—	0%	—	—	0%
Common equity securities	14.5	(2.0)	3.6	(6.7)	2.9	-80%	18.7	(0.2)	NM
Convertible fixed maturity investments	0.3	(5.2)	0.9	0.5	0.6	100%	4.8	2.0	-58%
Other investments	0.8	—	1.1	0.9	(0.4)	NM	8.4	1.6	-81%
Net realized investment gains (losses)	$22.3	$(0.4)	$20.8	$(4.4)	$13.7	-39%	$57.2	$30.1	-47%

Change in net unrealized investment (losses) gains
Fixed maturity investments	$(14.7)	$(3.6)	$(2.1)	$4.8	$5.9	NM	$(15.1)	$8.6	NM
Short-term investments	—	—	—	—	—	0%	—	—	0%
Common equity securities	(47.0)	22.0	4.8	(6.5)	18.7	NM	(44.1)	17.0	NM
Convertible fixed maturity investments	(7.1)	5.0	2.4	(3.8)	(0.6)	-92%	(13.4)	(2.0)	85%
Other investments	(0.5)	0.7	3.8	(1.9)	2.1	NM	2.4	4.0	67%
Change in net unrealized investment (losses) gains	$(69.3)	$24.1	$8.9	$(7.4)	$26.1	NM	$(70.2)	$27.6	NM

Change in net unrealized foreign currency translation
Fixed maturity investments	$(0.3)	$0.1	$0.1	$(0.1)	$0.2	NM	$(0.2)	$0.2	NM
Short-term investments	(0.1)	0.1	—	—	—	100%	—	—	0%
Common equity securities	—	—	—	—	—	0%	(0.1)	—	100%
Convertible fixed maturity investments	—	—	—	—	—	0%	—	—	0%
Other investments	—	—	—	—	—	0%	—	—	0%
Change in net unrealized foreign currency translation	$(0.4)	$0.2	$0.1	$(0.1)	$0.2	NM	$(0.3)	$0.2	NM

Total investment return
Fixed maturity investments	$7.1	$18.2	$26.9	$18.5	$28.7	NM	$64.8	$74.1	14%
Short-term investments	(0.1)	0.1	—	0.1	—	100%	0.1	0.1	0%
Common equity securities	(31.0)	21.4	10.1	(11.6)	23.1	NM	(21.6)	21.6	NM
Convertible fixed maturity investments	(6.0)	0.7	4.4	(2.1)	1.1	NM	(6.0)	3.4	NM
Other investments	0.4	0.7	4.8	(1.1)	1.5	NM	10.5	5.2	50%
Total investment return	$(29.6)	$41.1	$46.2	$3.8	$54.4	NM	$47.8	$104.4	NM

Inflation adjustment included in net investment income	$0.1	$0.1	$—	$0.3	$0.1	0%	$1.9	$0.4	-79%

OneBeacon Insurance Group, Ltd.

Investment Returns

($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,
	2011 [1]	2011 [1]	2012 [1]	2012	2012 [2]	2011 [1]	2012 [1] [2]
Average market value of investments
Fixed maturity investments	$2,175.4	$2,060.1	$1,915.0	$1,926.1	$1,935.8	$2,296.7	$1,925.5
Short-term investments	151.0	252.9	313.0	227.4	211.5	211.7	262.2
Common equity securities	274.6	255.5	274.0	274.0	280.9	286.1	277.4
Convertible fixed maturity investments	80.4	80.4	80.0	77.9	74.1	86.9	77.0
Other investments	157.7	156.1	155.5	155.6	156.1	162.5	155.8
Total average market value	$2,839.1	$2,805.0	$2,737.5	$2,661.0	$2,658.4	$3,043.9	$2,697.9

Investment returns
Fixed maturity investments	0.3%	0.9%	1.4%	1.0%	1.5%	2.8%	3.8%
Short-term investments	-0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%
Total fixed income	0.3%	0.8%	1.2%	0.9%	1.3%	2.6%	3.4%
Common equity securities	-11.3%	8.4%	3.7%	-4.2%	8.2%	-7.5%	7.8%
Convertible fixed maturity investments	-7.5%	0.9%	5.5%	-2.7%	1.5%	-6.9%	4.4%
Total common equity & convertible fixed maturity securities	-10.4%	6.6%	4.1%	-3.9%	6.8%	-7.4%	7.1%
Other investments	0.3%	0.4%	3.1%	-0.7%	1.0%	6.5%	3.3%
Total common equity, convertible fixed maturity securities & other investments	-7.1%	4.6%	3.8%	-2.9%	5.0%	-3.2%	5.9%

Total return	-1.0%	1.5%	1.7%	0.1%	2.0%	1.6%	3.9%

Average amortized cost of investments
Fixed maturity investments	$2,126.3	$2,018.3	$1,818.0	$1,883.6	$1,887.9	$2,245.0	$1,881.0
Short-term investments	151.0	252.9	313.0	227.4	211.5	211.4	262.2
Common equity securities	247.2	240.6	245.6	246.5	247.3	246.3	246.4
Convertible fixed maturity investments	78.3	79.4	75.3	73.9	72.3	80.5	73.8
Other investments	127.6	125.9	123.1	122.3	122.6	133.3	122.9
Total average amortized cost	$2,730.4	$2,717.1	$2,575.0	$2,553.7	$2,541.6	$2,916.5	$2,586.3

Investment yield
Fixed maturity investments	0.7%	0.7%	0.8%	0.7%	0.6%	2.4%	2.1%
Short-term investments	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Common equity securities	0.6%	0.6%	0.7%	0.6%	0.6%	1.6%	1.9%
Convertible fixed maturity investments	1.0%	1.1%	1.5%	1.6%	1.5%	3.2%	4.6%
Other investments	0.1%	0.0%	-0.1%	-0.1%	-0.2%	-0.2%	-0.3%

Total investment yield	0.7%	0.6%	0.6%	0.6%	0.6%	2.1%	1.8%

[1]   For the three months ended September 30, 2011, December 31, 2011 and March 31, 2012 and the nine months ended September 30, 2011 and September 30, 2012, average market value of investments and amortized cost of investments were calculated prior to the reclassification of assets being sold as part of the AutoOne transaction which were required to be presented separately in the September 30, 2011 and December 31, 2011 consolidated balance sheets.  The AutoOne transaction closed in February 2012.

[2]   For the three and nine months ended September 30, 2012, average market value of investments and amortized cost of investments were calculated prior to the reclassification of assets being sold as part of the Runoff Transaction were required to be presented separately in the September 30, 2012 consolidated balance sheets.

OneBeacon Insurance Group, Ltd.

Composition of Invested Assets

($ in millions)

	Sep 30,		Dec 31,		Mar 31,		Jun 30,		Sep 30,
	2011 [1]		2011 [1]		2012		2012		2012 [2]
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent

Fixed maturity investments	$2,122.2	76.1%	$1,998.0	70.9%	$1,831.9	69.0%	$2,020.1	75.8%	$1,851.4	70.0%
Short-term investments	185.8	6.7%	320.0	11.3%	306.1	11.5%	148.8	5.6%	274.1	10.3%
Common stock	244.5	8.7%	266.5	9.5%	281.5	10.6%	266.5	10.0%	295.3	11.1%
Convertible fixed maturity investments	80.9	2.9%	79.8	2.8%	80.1	3.0%	75.6	2.8%	72.6	2.7%
Other investments	157.1	5.6%	155.1	5.5%	155.9	5.9%	155.3	5.8%	156.9	5.9%
Total investments, market value	$2,790.5	100.0%	$2,819.4	100.0%	$2,655.5	100.0%	$2,666.3	100.0%	$2,650.3	100.0%

Inflation indexed treasuries	$37.8	1.8%	$37.9	1.9%	$22.5	1.2%	$21.9	1.1%	$18.4	1.0%
Other U.S. government obligations	186.1	8.8%	177.5	8.9%	181.9	9.9%	175.5	8.7%	186.8	10.1%
Debt securities issued by industrial corporations	789.7	37.2%	758.7	38.0%	711.4	38.8%	772.4	38.2%	638.0	34.4%
Municipal obligations	1.8	0.1%	2.2	0.1%	2.2	0.1%	3.4	0.2%	3.3	0.2%
Asset-backed securities	1,027.6	48.4%	938.3	47.0%	823.4	45.0%	956.2	47.3%	913.9	49.3%
Foreign government obligations	8.1	0.3%	8.1	0.3%	8.1	0.5%	8.0	0.4%	6.7	0.4%
Preferred stocks	71.1	3.4%	75.3	3.8%	82.4	4.5%	82.7	4.1%	84.3	4.6%
Total fixed maturity investments, market value	$2,122.2	100.0%	$1,998.0	100.0%	$1,831.9	100.0%	$2,020.1	100.0%	$1,851.4	100.0%

Government bonds	$221.9	10.7%	$213.6	10.9%	$203.1	11.3%	$196.7	10.0%	$210.4	11.7%
AAA/Aaa	175.6	8.4%	75.9	3.9%	791.5	44.2%	934.0	47.3%	839.2	46.6%
AA/Aa	896.7	43.1%	892.4	45.6%	63.9	3.6%	75.2	3.8%	50.6	2.8%
A/A	303.4	14.6%	315.7	16.1%	308.9	17.2%	339.6	17.2%	285.3	15.8%
BBB/Baa	403.7	19.4%	370.3	19.0%	335.7	18.7%	341.6	17.3%	314.4	17.5%
Other/not rated	79.2	3.8%	88.2	4.5%	88.8	5.0%	88.2	4.4%	100.6	5.6%
Total fixed maturities, amortized cost	$2,080.5	100.0%	$1,956.1	100.0%	$1,791.9	100.0%	$1,975.3	100.0%	$1,800.5	100.0%

[1]  Invested assets as of September 30, 2011 and December 31, 2011 represent assets held prior to the reclassification of assets being sold as part of the AutoOne transaction which were required to be presented separately in the September 30, 2011 and December 31, 2011 consolidated balance sheets in accordance with generally accepted accounting principles.  Invested assets reclassified to “assets held for sale” as of September 30, 2011 and December 31, 2011 included $102.9 million and $111.8 million, respectively, of investments.

[2]  Invested assets as of September 30, 2012 represent assets held prior to the reclassification of assets being sold as part of the Runoff Transaction were required to be presented separately in the September 30, 2012 consolidated balance sheet in accordance with generally accepted accounting principles.  Invested assets reclassified to “assets held for sale” as of September 30, 2012 included $377.3. million of investments.

OneBeacon Insurance Group, Ltd.

Capital Structure

($ in millions)

	As of
	Dec 31, 2011	Sep 30, 2012

Debt (including current portion):
Senior notes	$269.7	$269.8

OneBeacon’s common shareholders’ equity	1,099.8	1,048.4

Total capitalization	$1,369.5	$1,318.2

Ratio of debt to total capital	19.7%	20.5%

OneBeacon Insurance Group, Ltd.

Interest Coverage

($ in millions)

		Twelve Months Ended
		Dec 31,		Sep 30,
		2011		2012

	Pre-tax income	$120.0		$212.0
	Less:
	Net realized and unrealized investment gains	(10.6)		(81.8)
	Interest expense on debt	20.5		16.2
[A]	Pre-tax operating income before interest expense on debt	$129.9		$146.4

[B]	Interest expense on debt	$20.5		$16.2

	Interest coverage [A/B]	6.3	x	9.0	x